EXHIBIT 99.2
                             STATEMENT UNDER OATH OF
                           PRINCIPAL FINANCIAL OFFICER
                   REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

I, John R. Biggar, state and attest that:

       (1) To the best of my knowledge, based upon a review of the covered reports of PPL Corporation, and, except as corrected or supplemented in a subsequent covered report:

             o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

             o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

       (2) I have reviewed the contents of this statement with PPL Corporation's Audit Committee.

       (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

             o PPL Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission;

             o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PPL Corporation filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

             o   Any amendments to any of the foregoing.


 /s/ John R. Biggar                              Subscribed and sworn to
---------------------------------------
John R. Biggar                                   before me this 13th day of
Executive Vice President and
  Chief Financial Officer                        August, 2002.
PPL Corporation
August 13, 2002                                  /s/Diane M. Koch
                                                 ------------------------
                                                 Notary Public

                                                 My Commission Expires:  9/29/03